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                        WCOLLECT.COM, INC.
                      9107 Wilshire Boulevard
                             Suite 650
                      Beverly Hills, CA 90210
                           (310) 275-8080

27 September, 1999

Mr. Cliff Wildes
387 South Shore Drive
Sarasota, FL 34234

Dear Cliff:

This letter confirms our understanding regarding your engagement by WCollect.com, Inc. (AWCollect@). We agree as follows:

1.	You will act as WCollect=s Chief Operating Officer on a
non-exclusive basis (i.e., you shall be free to pursue
other business opportunities concurrent with your
engagement with WCollect);
2.	You will devote such time and attention as is mutually
agreeable to fulfill your duties as WCollect=s COO;
3.	You will be paid 100,000 shares of WCollect=s common
stock upon execution of a definitive engagement
agreement, which shall be placed in escrow; provided,
however, that only 25,000 of the aforementioned shares
shall be released as follows:  25,000 shares released
upon WCollect=s filing of a Form 10-SB and 50,000 shares released 180 days after the execution of his engagement agreement;
4.	You will be paid a day-rate equal to $750 for each day
you work on WCollect=s behalf in your capacity as COO;
provided, however, that you agree to accrue these fees
until WCollect obtains a financing over and above the
$300,000 financing it anticipates receiving within the
next two (2) weeks;
5.	You will have your pre-approved expenses reimbursed in a
timely manner;
6.	We agree to obtain Directors and Officers professional
liability insurance in a minimum amount of $1,000,000 concurrent with the secondary financing referenced in paragraph 4 above.

Assuming this is acceptable, we will prepare a definitive agreement for our mutual signature immediately.

Very truly yours,

                                APPROVED AND AGREED
                                this 27 day of September, 1999

\s\ Stuart Irvine

Stuart Irvine			By: \s\ Cliff Wildes
                                  -------------
President			    CLIFF WILDES